Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2014, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,434,506 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 29 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,049,529,966
Aggregate Outstanding Principal Balance – Treasury Bill	$139,530,626
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.29%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$909,999,340
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.71%
Number of Borrowers	35,522
Average Outstanding Principal Balance Per Borrower	$29,546
Number of Loans	60,875
Average Outstanding Principal Balance Per Loan – Treasury Bill	$23,447
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,568
Weighted Average Remaining Term to Scheduled Maturity	193 months
Weighted Average Annual Interest Rate	6.00%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$22,090	*
3.01% to 3.50%	4,213	56,114,195	5.3%
3.51% to 4.00%	3,477	72,073,742	6.9
4.01% to 4.50%	11,077	143,328,161	13.7
4.51% to 5.00%	12,812	178,496,267	17.0
5.01% to 5.50%	2,775	44,414,363	4.2
5.51% to 6.00%	3,199	53,453,614	5.1
6.01% to 6.50%	4,666	82,665,434	7.9
6.51% to 7.00%	4,991	96,174,957	9.2
7.01% to 7.50%	1,981	41,161,317	3.9
7.51% to 8.00%	4,792	105,388,411	10.0
8.01% to 8.50%	5,059	119,264,185	11.4
Equal to or greater than 8.51%	1,832	56,973,230	5.4

Total	60,875	$1,049,529,966	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	6,078	$17,807,245	1.7%
$5,000.00-$ 9,999.99	4,555	33,442,279	3.2
$10,000.00-$14,999.99	5,063	62,946,482	6.0
$15,000.00-$19,999.99	3,688	63,837,710	6.1
$20,000.00-$24,999.99	2,597	58,215,633	5.5
$25,000.00-$29,999.99	2,240	61,477,187	5.9
$30,000.00-$34,999.99	1,808	58,584,154	5.6
$35,000.00-$39,999.99	1,419	53,095,921	5.1
$40,000.00-$44,999.99	1,157	49,116,617	4.7
$45,000.00-$49,999.99	975	46,320,434	4.4
$50,000.00-$54,999.99	763	40,026,271	3.8
$55,000.00-$59,999.99	693	39,849,764	3.8
$60,000.00-$64,999.99	584	36,460,044	3.5
$65,000.00-$69,999.99	542	36,537,363	3.5
$70,000.00-$74,999.99	417	30,189,956	2.9
$75,000.00-$79,999.99	331	25,589,728	2.4
$80,000.00-$84,999.99	271	22,366,121	2.1
$85,000.00-$89,999.99	254	22,203,833	2.1
$90,000.00-$94,999.99	226	20,897,841	2.0
$95,000.00-$99,999.99	196	19,115,233	1.8
$100,000.00 and above	1,665	251,450,150	24.0

Total	35,522	$1,049,529,966	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	57,604	$964,180,957	91.9%
31-60 days	1,252	31,308,716	3.0
61-90 days	606	17,017,452	1.6
91-120 days	298	7,840,053	0.7
121-150 days	238	6,645,863	0.6
151-180 days	172	3,980,101	0.4
181-210 days	124	3,001,962	0.3
Greater than 210 days	581	15,554,863	1.5

Total	60,875	$1,049,529,966	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	84	46,047	*
4 to12	638	492,705	*
13 to 24	991	2,197,395	0.2%
25 to 36	1,590	4,785,601	0.5
37 to 48	5,987	17,668,886	1.7
49 to 60	2,281	10,854,174	1.0
61 to 72	2,279	13,770,562	1.3
73 to 84	2,208	16,873,601	1.6
85 to 96	2,777	23,895,887	2.3
97 to 108	7,527	60,676,484	5.8
109 to 120	3,086	35,239,753	3.4
121 to 132	3,433	63,298,081	6.0
133 to 144	2,945	64,394,706	6.1
145 to 156	2,495	50,669,944	4.8
157 to 168	4,764	80,883,988	7.7
169 to 180	2,286	46,403,929	4.4
181 to 192	1,745	39,193,584	3.7
193 to 204	1,506	37,814,695	3.6
205 to 216	1,405	39,112,727	3.7
217 to 228	3,711	107,553,395	10.2
229 to 240	1,624	52,290,258	5.0
241 to 252	1,116	40,902,868	3.9
253 to 264	920	39,596,595	3.8
265 to 276	729	32,961,774	3.1
277 to 288	747	36,337,905	3.5
289 to 300	686	34,537,574	3.3
301 to 312	362	19,927,121	1.9
313 to 324	202	13,426,307	1.3
325 to 336	165	13,387,510	1.3
337 to 348	168	12,440,378	1.2
349 to 360	265	23,941,428	2.3
361 and above	153	13,954,106	1.3

Total	60,875	$1,049,529,966	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	3,606	$77,755,343	7.4%
Forbearance	3,983	115,551,695	11.0
Repayment
First year in repayment	1,004	44,401,531	4.2
Second year in repayment	819	29,626,721	2.8
Third year in repayment	997	33,388,295	3.2
More than 3 years in repayment	50,466	748,806,380	71.3

Total	60,875	$1,049,529,966	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 99.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	12.5	-	218.6
Forbearance	-	4.0	232.2
Repayment	-	-	185.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $77,755,343 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $37,438,874 or approximately 48.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	438	$7,607,764	0.7%
Alaska	109	1,949,945	0.2
Arizona	1,944	33,603,417	3.2
Arkansas	354	5,571,819	0.5
California	5,554	102,235,945	9.7
Colorado	1,014	16,343,182	1.6
Connecticut	951	13,934,013	1.3
Delaware	173	2,671,492	0.3
District of Columbia	275	6,061,880	0.6
Florida	4,632	107,959,798	10.3
Georgia	1,985	41,408,723	3.9
Hawaii	215	4,509,382	0.4
Idaho	190	3,203,527	0.3
Illinois	2,462	37,736,512	3.6
Indiana	3,916	60,629,351	5.8
Iowa	291	4,014,604	0.4
Kansas	1,077	14,543,204	1.4
Kentucky	794	12,220,879	1.2
Louisiana	2,143	35,345,107	3.4
Maine	252	5,556,382	0.5
Maryland	1,714	33,118,920	3.2
Massachusetts	2,335	33,917,219	3.2
Michigan	1,112	21,116,999	2.0
Minnesota	608	10,081,135	1.0
Mississippi	478	9,950,522	0.9
Missouri	1,119	17,866,864	1.7
Montana	85	1,459,324	0.1
Nebraska	94	1,218,314	0.1
Nevada	332	5,847,858	0.6
New Hampshire	512	6,933,902	0.7
New Jersey	1,648	27,987,703	2.7
New Mexico	233	3,862,803	0.4
New York	4,693	77,665,021	7.4
North Carolina	1,405	25,661,374	2.4
North Dakota	28	539,367	0.1
Ohio	355	6,105,267	0.6
Oklahoma	779	11,843,351	1.1
Oregon	732	11,798,765	1.1
Pennsylvania	2,325	35,668,603	3.4
Rhode Island	161	1,972,118	0.2
South Carolina	636	11,953,610	1.1
South Dakota	60	1,032,536	0.1
Tennessee	854	14,786,718	1.4
Texas	4,647	77,762,128	7.4
Utah	167	4,126,867	0.4
Vermont	92	1,924,932	0.2
Virginia	1,934	29,915,025	2.9
Washington	1,490	22,853,318	2.2
West Virginia	338	4,896,269	0.5
Wisconsin	597	8,612,051	0.8
Wyoming	45	693,485	0.1
Other	498	9,250,669	0.9

Total	60,875	$1,049,529,966	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	36,080	$509,035,646	48.5%
Other Repayment Options(1)	24,795	540,494,320	51.5

Total	60,875	$1,049,529,966	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,483 loans with an aggregate outstanding principal balance of $53,546,252 currently in an interest-only period.  These interest-only loans represent approximately 5.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	30,051	$454,930,419	43.3%
Unsubsidized	30,824	594,599,547	56.7

Total	60,875	$1,049,529,966	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	253	$6,319,005	0.6%
October 1, 1993 through June 30, 2006	60,622	1,043,210,960	99.4
July 1, 2006 and later	0	0	0.0

Total	60,875	$1,049,529,966	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,555	$20,043,282	1.9%
College Assist	15	621,316	0.1
Educational Credit Management Corporation	1,506	25,499,753	2.4
Great Lakes Higher Education Corporation	417	10,685,912	1.0
Illinois Student Assistance Commission	1,598	23,200,463	2.2
Kentucky Higher Education Assistance Authority	451	5,541,167	0.5
Louisiana Office Of Student Financial Assistance	419	5,377,436	0.5
Michigan Guaranty Agency	479	8,315,389	0.8
New Jersey Higher Education Student Assistance Authority	1,652	24,532,881	2.3
New York State Higher Education Services Corporation	5,421	80,686,374	7.7
Northwest Education Loan Association	3,194	44,835,420	4.3
Oklahoma Guaranteed Student Loan Program	704	9,556,506	0.9
Pennsylvania Higher Education Assistance Agency	3,371	48,320,709	4.6
Student Loan Guarantee Foundation of Arkansas	123	1,818,167	0.2
Tennessee Student Assistance Corporation	342	4,823,344	0.5
Texas Guaranteed Student Loan Corporation	2,134	37,054,374	3.5
United Student Aid Funds, Inc.	37,494	698,617,472	66.6

Total	60,875	$1,049,529,966	100.0%

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc., a wholly owned subsidiary of Navient Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of Navient Corporation. Navient Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’

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losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2013, USA Funds held net assets on behalf of the federal reserve fund of approximately $193 million. Through September 30, 2013, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $61.6 billion.  Also, as of September 30, 2013, USA Funds had operating fund assets totaling almost $1.2 billion, which includes the $193 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash assets, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	0.380%	0.400%	0.394%	0.354%	0.313%

 USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

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	Recovery Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	36.19%	32.90%	32.17%	31.82%	30.55%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	4.48%	4.66%	4.71%	4.73%	4.74%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	1.92%	1.69%	1.69%	1.58%	1.41%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-7